UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8852

John Hancock Institutional Series Trust (Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210 (Address of principal executive offices) (Zip code)

Alfred P. Ouellette Senior Attorney and Assistant Secretary

601 Congress Street Boston, Massachusetts 02210

(Name and address of agent for service) Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	February	28

Date of reporting period:	February	28, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Independence Diversified Core Equity Fund II

2.28.2006 Annual Report

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 17

Trustees & officers
page 30

For more information
page 37

To Our Shareholders,

After producing modest returns in 2005, the stock market started off strong in the first two months of 2006. The major indexes all advanced and produced two-month returns that were already half as much as the market’s returns for all of 2005. For example, the Standard & Poor’s 500 Index returned 2.93% through February 2006, versus 4.91% last year in total. Investors were encouraged by solid corporate earnings, a slower-growing economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of their 18-month campaign of rising interest rates.

Although a solid yearly beginning has typically augured well for the rest of the year, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

This commentary reflects the CEO’s views as of February 28, 2006. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
above-average total
return, consisting of
capital appreciation
and income, by nor-
mally investing at
least 80% of its
assets in a diversi-
fied portfolio of
equity securities
which are primarily
large-capitalization
companies. The
portfolio’s risk pro-
file is substantially
similar to that of the
Standard & Poor’s
500 Index.

Over the last twelve months

*  The stock market posted solid advances, bolstered by moderating fuel prices in the second half of the period.

*  Riding a strong second half and solid stock picking, the Fund recorded a double-digit gain and outperformed both its benchmark index and peer group average.

*  The health care sector was a major contributor to performance.

The total return for the Fund is at net asset value with all distributions reinvested.

Top 10 holdings
4.7%	Exxon Mobil Corp.
3.1%	Citigroup, Inc.
2.6%	General Electric Co.
2.0%	Intel Corp.
2.0%	Cisco Systems, Inc.
2.0%	American International Group, Inc.
1.9%	Hewlett-Packard Co.
1.9%	Freddie Mac
1.8%	Microsoft Corp.
1.7%	ConocoPhillips

As a percentage of net assets on February 28, 2006.

BY JOHN C. FORELLI AND JAY C. LEU FOR THE PORTFOLIO MANAGEMENT
TEAM, INDEPENDENCE INVESTMENT LLC

MANAGERS’
REPORT

JOHN HANCOCK

Independence Diversified
Core Equity Fund II

Aided by a solid rally in the fourth quarter of 2005, U.S. stocks pushed higher during the 12 months ending February 28, 2006. Rising interest rates and surging energy prices — the latter reaching a peak around the time Hurricane Katrina made landfall at the end of August — kept a lid on the market’s gains during the first half of the period. However, investors were cheered as crude oil prices moderated somewhat in the fourth quarter and the government reported that gross domestic product (GDP), a measure of all the goods and services produced in the United States, expanded at a healthy 4.1% annual rate in the third quarter. While growth subsequently slowed to an estimated 1.6% in the fourth quarter, the economy seemed on track to bounce back nicely in the first quarter of the new year. For 2005 overall, the economy expanded at roughly a 3.5% pace, compared with 4.2% in 2004.

“Aided by a solid rally in the
fourth quarter of 2005,
U.S. stocks pushed higher
during the 12 months ending
February 28, 2006.”

Stock prices were given a further boost at the beginning of January, when the minutes released from the Federal Reserve Board’s meeting in December suggested that Fed officials thought their series of credit-tightening moves might be near an end. For the remainder of the period, the market consolidated its gains, as investors digested a steady stream of fourth-quarter earnings reports. Buoyed by stellar results from the oil patch, Standard & Poor’s 500 Index companies appeared set to post their tenth consecutive quarter of double-digit profit gains.

Performance summary

For the 12 months ending February 28, 2006, John Hancock Independence Diversified Core Equity Fund II had a total return of 11.15% at net asset value, handily outpacing the 9.06% and 8.40% returns of the average large-cap blend fund tracked by

Morningstar, Inc. and the S&P 500 Index, respectively. Historical performance can be found on pages six and seven.

Once again, stock selection was responsible for the Fund’s outperformance, while our sector weightings had a slightly negative impact. This result is very much in keeping with our overall strategy, which is to maintain the Fund’s sector weightings and risk profile close to that of its benchmark index while trying to add value through stock picking. In selecting holdings for the Fund, we rely on a methodology that has proven its value over complete market cycles, focusing on undervalued stocks of companies with improving fundamentals.

Health care and technology outperform

Approximately half of the value we added versus the S&P 500 Index came from favorable stock selection in the health care sector, where the Fund’s holdings almost tripled the return of the benchmark’s components. An ongoing theme in health care has been a bias in favor of HMOs, drug distributors and generic drug manufacturers over large-cap pharmaceutical stocks. The proliferation of generic drugs during the past decade has largely worked to the benefit of these companies while undermining the profitability of the big drug companies, whose branded drugs are being displaced by generics that are much cheaper and just as effective. Express Scripts, Inc., a pharmacy benefits manager (PBM), was one of the Fund’s top contributors, as there was strong demand from HMOs and large corporations for the company’s services. The stocks of drug distributors AmerisourceBergen Corp. and McKesson Corp. also turned in strong performances. Expanding profit margins due in part to the rising volume of generic drug business aided both stocks. Meanwhile, HMOs Humana, Inc. and Aetna, Inc. benefited from effective cost containment and the ability to increase member premiums.

“Approximately half of the value we
added versus the S&P 500 Index
came from favorable stock selection
in the health care sector...”

In technology, one of the Fund’s largest contributors was Hewlett-Packard Co., which attracted investors’ attention because of the company’s renewed focus under CEO Mark Hurd on cutting costs

Sector
distribution[1]

Financials	21%

Information
technology	16%

Health care	13%

Consumer
discretionary	12%

Industrials	12%

Energy	10%

Consumer
staples	6%

Utilities	3%

Telecommunication
services	3%

Materials	3%

and streamlining its operational structure. Also aiding our results was Lam Research, a company in the semiconductor equipment space. Lam, which makes etching machines that carve pathways for microscopic circuitry onto silicon wafers, introduced some new etching products and gained market share as a result. The stock reached our price target, so we took profits and sold our stake.

Industrials and financials struggle

The industrials sector detracted the most from the Fund’s performance versus the S&P 500. Within that group, Tyco International Ltd. hurt our results. Although the company continued to execute on its turnaround program, disappointing results in its security and fire protection business hampered the firm’s cash flow and debt paydown timetable. During the period, the company announced plans to split into three separate corporations, which we thought might help investors to see what we viewed as substantial underlying value in Tyco’s shares. Consequently, we added to the Fund’s position in the stock. Another holding in the industrials sector that disappointed us was Cendant, which announced plans to break itself into four corporate entities. Although the company’s year-over-year profit gain for the fourth quarter was approximately 50%, management reduced its first-quarter outlook for the conglomerate’s real estate services and vehicle services divisions. We became concerned about profitability trends in the former, and consequently we sold the stock.

In the financials sector, reinsurers XL Capital Ltd. and Endurance Specialty Holdings Ltd. were hurt by losses due to claims from last fall’s hurricane damage. We viewed these problems as short term in nature and maintained the Fund’s position in both stocks.

Outlook

As we look ahead to the rest of 2006, stock selection will likely remain critical to success, with some areas of the market performing well and others languishing. The U.S. economy continues to surprise investors with its strength and resilience. Early indications are that GDP growth for the first quarter could be close to 5%, aided by relatively warm winter temperatures and the rebuilding activity necessitated by last year’s hurricanes. While the economy should slow from that pace during the rest of 2006, we see no recession on the horizon. However, gains in stock prices could be limited until the Fed reaches the end of its credit-tightening moves. We believe the new Fed chairman will be eager to establish his inflation-fighting credentials, and if the economy does rebound strongly in the first quarter, that could prolong the central bank’s interest rate hikes longer than many investors expect. That said, we expect solid growth in corporate earnings to offer ample opportunity for our fundamentals-driven management style.

“...stock selection will likely remain
critical to success, with some areas
of the market performing well and
others languishing.”

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of net assets on February 28, 2006.

A LOOK AT
PERFORMANCE

For the period ended
February 28, 2006

Class I1
Inception date	3-10-95

Average annual returns
One year	11.15%

Five years	3.33

Ten years	8.59

Cumulative total returns
One year	11.15

Five years	17.81

Ten years	127.94

Performance figures assume all distributions are reinvested. The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks. It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

*  Transaction costs such as a minimum account fee charge.

*  Ongoing operating expenses including management fees and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on August 31, 2005, with the same investment held until February 28, 2006.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 8-31-05	on 2-28-06	ended 2-28-06[1]

Class I	$1,080.80	$4.99

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at February 28, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on August 31, 2005, with the same investment held until February 28, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 8-31-05	on 2-28-06	ended 2-28-06[1]

Class I	$1,020.00	$4.85

Remember, these examples do not include any transaction costs, or the minimum account fee charge; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

F I N A N C I A L   S TAT E M E N T S

FUND’S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2006

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.39%		$28,018,462
(Cost $23,320,704)
Aerospace & Defense 0.36%		101,766

Boeing Co. (The)	1,400	101,766
Agricultural Products 0.43%		120,536

Archer-Daniels-Midland Co.	3,800	120,536
Air Freight & Logistics 1.03%		291,369

United Parcel Service, Inc. (Class B)	3,900	291,369
Apparel Retail 1.10%		309,618

Gap, Inc. (The)	16,700	309,618
Application Software 0.52%		147,780

Compuware Corp. (I)	18,000	147,780
Biotechnology 0.24%		67,941

Amgen, Inc. (I)	900	67,941
Broadcasting & Cable TV 0.49%		138,199

CBS Corp. (Class B)	5,650	138,199
Building Products 0.52%		146,446

American Standard Cos., Inc.	3,700	146,446
Communications Equipment 2.16%		607,960

Cisco Systems, Inc. (I)	27,500	556,600

Motorola, Inc.	2,400	51,360
Computer Hardware 2.34%		659,828

Hewlett-Packard Co.	16,200	531,522

International Business Machines Corp.	300	24,072

NCR Corp. (I)	2,600	104,234
Construction & Farm Machinery & Heavy Trucks 1.11%		314,012

Cummins, Inc.	2,900	314,012

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Data Processing & Outsourced Services 0.32%		$89,968

DST Systems, Inc. (I)	1,600	89,968
Department Stores 1.17%		328,384

Penney (J.C.) Co., Inc.	5,600	328,384
Diversified Banks 1.78%		502,859

Bank of America Corp.	9,500	435,575

Wachovia Corp.	1,200	67,284
Diversified Chemicals 0.26%		73,151

Dow Chemical Co. (The)	1,700	73,151
Diversified Commercial Services 0.37%		104,512

Accenture Ltd. (Class A) (Bermuda)	3,200	104,512
Diversified Financial Services 3.66%		1,032,795

Citigroup, Inc.	19,000	881,030

JPMorgan Chase & Co.	3,689	151,765
Diversified Metals & Mining 0.36%		101,260

Freeport-McMoRan Copper & Gold, Inc. (Class B)	2,000	101,260
Electric Utilities 2.35%		661,112

Edison International	6,400	283,904

TXU Corp.	7,200	377,208
Electrical Components & Equipment 0.25%		69,580

Arrow Electronics, Inc. (I)	2,000	69,580
Electronic Equipment Manufacturers 0.95%		266,400

Agilent Technologies, Inc. (I)	7,400	266,400
Electronic Manufacturing Services 1.32%		370,868

Jabil Circuit, Inc. (I)	1,500	56,775

Molex, Inc.	2,700	85,941

Solectron Corp. (I)	63,200	228,152
Employment Services 0.99%		280,176

Robert Half International, Inc.	7,800	280,176
Food Retail 0.28%		79,000

SUPERVALU, Inc.	2,500	79,000
Forest Products 0.47%		133,621

Louisiana-Pacific Corp.	4,700	133,621
General Merchandise Stores 0.93%		263,042

Dollar General Corp.	15,100	263,042

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Gold 1.43%		$402,192

Newmont Mining Corp.	7,600	402,192
Health Care Distributors 2.63%		741,946

AmerisourceBergen Corp.	8,600	395,514

McKesson Corp.	6,400	346,432
Health Care Facilities 0.79%		222,456

Manor Care, Inc.	2,100	86,835

Universal Health Services, Inc. (Class B)	2,700	135,621
Health Care Services 2.22%		625,037

Express Scripts, Inc. (I)	5,100	445,077

Lincare Holdings, Inc. (I)	4,400	179,960
Home Improvement Retail 1.54%		434,145

Home Depot, Inc. (The)	10,300	434,145
Homebuilding 0.51%		143,664

Lennar Corp. (Class A)	2,400	143,664
Hotels, Resorts & Cruise Lines 0.97%		274,557

Carnival Corp. (Panama)	1,100	56,815

Marriott International, Inc. (Class A)	800	54,720

Royal Caribbean Cruises Ltd. (Liberia)	3,700	163,022
Household Appliances 0.73%		205,574

Stanley Works Co. (The)	4,100	205,574
Household Products 1.92%		541,238

Kimberly-Clark Corp.	5,500	325,490

Procter & Gamble Co. (The)	3,600	215,748
Housewares & Specialties 1.05%		297,288

Fortune Brands, Inc.	1,300	100,815

Newell Rubbermaid, Inc.	7,900	196,473
Industrial Conglomerates 4.49%		1,264,309

General Electric Co.	22,700	746,149

Textron, Inc.	700	61,677

Tyco International Ltd. (Bermuda)	17,700	456,483
Industrial Machinery 1.01%		285,720

Illinois Tool Works, Inc.	2,600	223,184

Parker Hannifin Corp.	800	62,536

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Integrated Oil & Gas 7.05%		$1,986,719

Chevron Corp.	3,100	175,088

ConocoPhillips	8,000	487,680

Exxon Mobil Corp.	22,300	1,323,951
Integrated Telecommunication Services 1.90%		534,479

AT&T, Inc.	10,822	298,579

Verizon Communications, Inc.	7,000	235,900
Investment Banking & Brokerage 0.95%		268,634

Bear Stearns Cos., Inc. (The)	800	107,552

Morgan Stanley	2,700	161,082
Leisure Products 0.22%		62,768

Brunswick Corp.	1,600	62,768
Life & Health Insurance 2.09%		588,751

Lincoln National Corp.	1,900	107,863

MetLife, Inc.	3,600	180,432

Prudential Financial, Inc.	3,900	300,456
Managed Health Care 1.69%		475,705

Aetna, Inc.	2,600	132,600

Humana, Inc. (I)	5,600	289,352

WellPoint, Inc. (I)	700	53,753
Motorcycle Manufacturers 0.22%		63,012

Harley-Davidson, Inc.	1,200	63,012
Movies & Entertainment 1.49%		419,506

News Corp. (Class A)	11,900	193,732

Viacom Inc. (Class B)	5,650	225,774
Multi-Line Insurance 3.53%		995,640

American International Group, Inc.	8,300	550,788

Hartford Financial Services Group, Inc. (The)	5,400	444,852
Multi-Utilities & Unregulated Power 1.02%		287,826

Constellation Energy Group	4,900	287,826
Office Electronics 1.08%		305,450

Xerox Corp. (I)	20,500	305,450
Office Services & Supplies 0.52%		147,780

Career Education Corp. (I)	4,500	147,780

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer	Shares	Value
Oil & Gas Drilling 2.12%		$597,124

Marathon Oil Corp.	900	63,540

Occidental Petroleum Corp.	1,700	155,618

Sunoco, Inc.	4,400	326,040

Transocean, Inc. (Cayman Islands) (I)	700	51,926
Oil & Gas Exploration & Production 0.87%		246,246

Devon Energy Corp.	4,200	246,246
Oil & Gas Refining & Marketing 0.61%		172,128

Valero Energy Corp.	3,200	172,128
Personal Products 0.96%		269,424

Estee Lauder Cos., Inc. (The) (Class A)	7,200	269,424
Pharmaceuticals 5.23%		1,473,453

Barr Pharmaceuticals, Inc. (I)	4,500	302,310

Forest Laboratories, Inc. (I)	7,400	339,660

Johnson & Johnson	2,900	167,185

King Pharmaceuticals, Inc. (I)	10,600	172,250

Merck & Co., Inc.	5,400	188,244

Pfizer, Inc.	11,600	303,804
Property & Casualty Insurance 3.49%		983,362

ACE Ltd. (Cayman Islands)	6,300	351,099

MBIA, Inc.	3,500	205,590

SAFECO Corp.	3,300	169,983

XL Capital Ltd. (Class A) (Cayman Islands)	3,800	256,690
Railroads 0.98%		276,372

Norfolk Southern Corp.	5,400	276,372
Regional Banks 0.34%		96,360

Capital One Financial Corp.	1,100	96,360
Reinsurance 1.61%		454,950

Axis Capital Holdings Ltd. (Bermuda)	2,700	83,592

Endurance Specialty Holdings Ltd. (Bermuda)	3,300	103,950

Everest Re Group, Ltd. (Bermuda)	2,700	267,408
Restaurants 1.12%		314,550

Darden Restaurants, Inc.	7,500	314,550
Semiconductor Equipment 1.00%		282,813

KLA-Tencor Corp.	2,600	135,798

Novellus Systems, Inc. (I)	5,500	147,015

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer		Shares	Value
Semiconductors 2.25%			$633,515

Intel Corp.		28,000	576,800

Texas Instruments, Inc.		1,900	56,715
Steel 0.27%			77,445

Nucor Corp.		900	77,445
Systems Software 3.17%			893,266

Microsoft Corp.		18,500	497,650

Novell, Inc. (I)		41,600	395,616
Technology Distributors 0.57%			159,208

CDW Corp.		2,800	159,208
Thrifts & Mortgage Finance 3.93%			1,107,608

Fannie Mae		2,700	147,636

Freddie Mac		7,800	525,642

PMI Group, Inc. (The)		5,100	220,830

Washington Mutual, Inc.		5,000	213,500
Tobacco 2.49%			702,605

Altria Group, Inc.		4,900	352,310

Reynolds American, Inc.		3,300	350,295
Trading Companies & Distributors 0.54%			151,078

GATX Corp.		2,500	99,250

Grainger (W.W.), Inc.		700	51,828
Wireless Telecommunication Services 1.03%			290,376

ALLTEL Corp.		3,000	189,450

Sprint Nextel Corp.		4,200	100,926

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 0.92%			$258,000
(Cost $258,000)
Joint Repurchase Agreement 0.92%			258,000

Investment in a joint repurchase agreement transaction
with Bank of America — Dated 02-28-06 due 03-01-06
(secured by U.S. Treasury Inflation Indexed Bonds 1.125%
due 01-15-15 and 2.375% due 01-15-25, U.S. Treasury
Inflation Indexed Note 3.875% due 04-15-29 and U.S.
STRIPS due 11-15-21)	4.520%	$258	258,000

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

Total investments 100.31%	$28,276,462

Other assets and liabilities, net (0.31%)	($86,259)

Total net assets 100.00%	$28,190,203

(I) Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

February 28, 2006

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value
per share.

Assets
Investments at value (cost $23,578,704)	$28,276,462
Cash	452
Receivable for shares sold	16,493
Dividends and interest receivable	41,880
Other assets	24,323
Total assets	28,359,610

Liabilities
Payable for shares repurchased	96,131
Payable to affiliates
Management fees	10,846
Other	1,821
Other payables and accrued expenses	60,609
Total liabilities	169,407

Net assets
Capital paid-in	22,779,442
Accumulated net realized gain on investments	727,013
Net unrealized appreciation of investments	4,697,758
Distributions in excess of net investment income	(14,010)
Net assets	$28,190,203

Net asset value per share
Based on 8,761,018 shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value	$3.22

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the year ended
February 28, 2006

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends (net of foreign withholding taxes of $1,278)	$433,626
Interest	10,830
Securities lending	190
Total investment income	444,646

Expenses
Investment management fees	130,440
Professional fees	28,139
Registration and filing fees	25,756
Custodian fees	19,572
Printing	16,105
Transfer agent fees	13,044
Accounting and legal services fees	6,522
Miscellaneous	5,234
Trustees’ fees	2,006
Compliance fees	670
Securities lending fees	10
Total expenses	247,498
Net investment income	197,148

Realized and unrealized gain (loss)
Net realized gain on investments	3,323,900
Change in net unrealized appreciation
(depreciation) of investments	(694,961)
Net realized and unrealized gain	2,628,939
Increase in net assets from operations	$2,826,087

See notes to
financial statements.

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	2-28-05[1]	2-28-06

Increase (decrease) in net assets
From operations
Net investment income	$251,170	$197,148
Net realized gain	5,734,234	3,323,900
Change in net unrealized
appreciation (depreciation)	(3,568,561)	(694,961)
Increase in net assets resulting
from operations	2,416,843	2,826,087
Distributions to shareholders
From net investment income	(275,717)	(173,241)
From net realized gain	(13,010,493)	(4,722,154)
	(13,286,210)	(4,895,395)
From Fund share transactions	(1,081,343)	4,923,490

Net assets
Beginning of period	37,286,731	25,336,021
End of period[2]	$25,336,021	$28,190,203

1 Audited by previous auditor.

2 Includes distributions in excess of net investment income of $36,748 and $14,010, respectively.

See notes to
financial statements.

F I N A N C I A L   H I G H L I G H T S

FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	2-28-02[1]	2-28-03[1]	2-29-04[1]	2-28-05[1]	2-28-06

Per share operating performance
Net asset value,
beginning of period	$8.91	$6.50	$4.92	$6.65	$3.53
Net investment income[2]	0.05	0.04	0.04	0.05	0.03
Net realized and unrealized
gain (loss) on investments	(0.75)	(1.55)	1.74	0.59	0.33
Total from
investment operations	(0.70)	(1.51)	1.78	0.64	0.36
Less distributions
From net investment income	(0.06)	(0.04)	(0.05)	(0.07)	(0.02)
From net realized gain	(1.65)	(0.03)	—	(3.69)	(0.65)
	(1.71)	(0.07)	(0.05)	(3.76)	(0.67)
Net asset value, end of period	$6.50	$4.92	$6.65	$3.53	$3.22
Total return[3] (%)	(8.46)[4]	(23.29)	36.28	10.77	11.15

Ratios and supplemental data
Net assets, end of period
(in millions)	$87	$61	$37	$25	$28
Ratio of expenses
to average net assets (%)	0.70	0.74	0.71	0.95	0.95
Ratio of adjusted expenses
to average net assets[5] (%)	0.70	—	—	—	—
Ratio of net investment income
to average net assets (%)	0.64	0.77	0.78	0.91	0.76
Portfolio turnover (%)	52	72	77	36	95

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A

Accounting policies

John Hancock Independence Diversified Core Equity Fund II (the “Fund”) is a separate portfolio of John Hancock Institutional Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return consisting of capital appreciation and income.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on February 28, 2006. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and
distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gain, if any, on the ex-dividend date. During the year ended February 28, 2005, the tax character of distributions paid was as follows: ordinary income $3,710,682 and long-term capital gain $9,575,528. During the year ended February 28, 2006, the tax character of distributions paid was as follows: ordinary income $1,591,696 and long-term capital gain $3,303,699.

As of February 28, 2006, the components of distributable earnings on a tax basis included $494,497 of undistributed ordinary income and $258,144 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B

Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the Fund’s average daily net asset value up to $1 billion and (b) 0.45% of the Fund’s average daily net assets in excess of $1 billion. The Adviser has a subadvisory agreement with Independence Investment LLC, (the “Subadviser”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”) and an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”). MFC has entered into an agreement to sell the assets of the Subadviser to a subsidiary of City National Corp. The closing of such transaction is subject to a number of conditions, and there can be no assurance that the sale will occur. The Subadviser has requested that the Board of Trustees approve a new sub-advisory agreement with the successor to the Subadviser’s business and to approve an interim subadvisory agreement pending shareholder approval. The Board has not yet acted upon that request. The transaction is expected to close during the second quarter of 2006. The Fund is not responsible for payment of the subadvisory fees.

The Fund has a distribution agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2006, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund’s average daily net asset value of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $6,522. The Fund also paid the Adviser the amount of $270 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 2-28-05[1]		Year ended 2-28-06
	Shares	Amount	Shares	Amount
Sold	344,880	$1,886,544	699,705	$2,417,476
Distributions reinvested	3,821,636	13,286,210	1,574,665	4,894,299
Repurchased	(2,594,208)	(16,254,097)	(689,649)	(2,388,285)
Net increase (decrease)	1,572,308	($1,081,343)	1,584,721	$4,923,490

1Audited by previous auditor.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2006 aggregated $24,679,789 and $24,583,812, respectively.

The cost of investments owned on February 28, 2006, including short-term investments, for federal income tax purposes, was $23,580,897. Gross unrealized appreciation and depreciation of investments aggregated $5,128,459 and $432,894, respectively, resulting in net unrealized appreciation of $4,695,565. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended February 28, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $40, an increase in accumulated net investment loss of $1,169 and an increase in capital paid-in of $1,129. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

AUDITORS’
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees of the John Hancock Institutional
Series Trust and Shareholders of John Hancock Independence
Diversified Core Equity Fund II,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Independence Diversified Core Equity Fund II (the “Fund”) at February 28, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended February 28, 2005, and the financial highlights for each of the four years ended on or before February 28, 2005 were audited by another independent registered public accounting firm, whose report dated April 7, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2006

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2006.

This Fund has designated distributions of $3,303,698 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2006, 29.10% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Board Consideration
of and Continuation
of Investment
Advisory Agreement
and Subadvisory
Agreement:
John Hancock
Independence
Diversified Core
Equity Fund II

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Institutional Series Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment subadvi-sory agreement (the “Subadvisory Agreement”) with Independence Investment LLC (the “Subadviser”) for the John Hancock Independence Diversified Core Equity Fund II (the “Fund”). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the bene-fits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than the median and average performance of its Universe and was higher than or not appreciably below the performance of its benchmark indexes, the Lipper Large-Cap Core Funds Index and the S&P 500 Index, for the time periods under review.

Investment advisory and
subadvisory fee rates
and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was lower than the median total operating expense ratio of the Peer Group and the Universe. The Board also noted that the Fund’s total operating expense ratio has been historically lower than the median total operating expense ratio of its Universe.

The Adviser also discussed the Lipper data and rankings, and other relevant information for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser, and the range of fee rates offered by the Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, and giving effect to differences in services covered by such fee rates.

Other benefits to
the Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

The Board received information about the Subadviser’s affiliation with the Adviser, which explained that the Subadviser’s investment management arrangements with related parties are conducted on an arm’s length basis so as to neither advantage nor disadvantage the Subadviser’s clients or the related parties.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	1995	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(until 2005); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	1995	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	1995	143
company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1995	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2005	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1995	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President, U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		1995
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer
Director, the Adviser, The Berkeley Group and John Hancock Funds; Executive
Vice President and Chief Financial Officer, the Adviser, Sovereign, The Berkeley
Group and John Hancock Funds (since 2005); Vice President and General
Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President,
Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

Equity	Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Growth Trends Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

Asset Allocation and	Allocation Growth + Value Portfolio
Lifestyle Portfolios	Allocation Core Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Growth Portfolio
Lifestyle Balanced Portfolio
Lifestyle Moderate Portfolio
Lifestyle Conservative Portfolio

Sector	Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

International	Greater China Opportunities Fund
International Fund
International Classic Value Fund

Income	Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

Tax-Free Income	California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

Money Market	Money Market Fund
U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we’ll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

*  No more waiting for the mail to arrive; you’ll receive an e-mail notification as soon as the document is ready for online viewing.

*  Reduces the amount of paper mail you receive from John Hancock Funds.

*  Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at
www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information —
www.jhfunds.com

View the latest information for your account.

Transfer money from one account to another.

Get current quotes for major market indexes.

Use our online calculators to help you with your
financial goals.

Get up-to-date commentary from John Hancock
Funds investment experts.

Access forms, applications and tax information.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Wilmer Cutler Pickering
601 Congress Street	One Wall Street	Hale and Dorr LLP
Boston, MA 02210-2805	New York, NY 10286	60 State Street
Boston, MA 02109-1803
Subadviser	Transfer agent
Independence Investment LLC	John Hancock Signature	Independent registered
53 State Street	Services, Inc.	public accounting firm
Boston, MA 02109	1 John Hancock Way,	PricewaterhouseCoopers LLP
	Suite 1001	125 High Street
Principal distributor	Boston, MA 02217-1001	Boston, MA 02110
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-888-972-8696, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-888-972-8696, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of
the shareholders of John Hancock	4250A	2/06
Independence Diversified Core Equity Fund II.		4/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, February 28, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective May 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $33,500 for the fiscal year ended February 28, 2005 and $25,450 for the fiscal year ended February 28, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended February 28, 2005 and fiscal year ended February 28, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,400 for the fiscal year ended February 28, 2005 and $3,200 for the fiscal year ended February 28, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended February 28, 2005 and fiscal year ended February 28, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2005 and February 28, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended February 28, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $67,400 for the fiscal year ended February 28, 2005, and $4,300 for the fiscal year ended February 28, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Institutional Series Trust

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: April 24,2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: April 24,2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: April 24,2006